Exhibit 99.1

FOR IMMEDIATE RELEASE:	FOR FURTHER INFORMATION CONTACT:

Karen Gross, Vice President & Corporate Secretary (303) 573-1660
ROYAL GOLD ANNOUNCES CALENDAR 2008 RESERVE UPDATES AND
PRODUCTION FORECASTS FROM ITS ROYALTY OPERATORS
•	Gold reserves increase 17% to 49.5 million ounces
•	Silver reserves increase 71% to 1.0 billion ounces
     DENVER, COLORADO. APRIL 30, 2008: ROYAL GOLD, INC. (NASDAQ:RGLD; TSX: RGL), the leading precious metals royalty company, today announced updated estimates for ore reserves and additional mineralization, in addition to calendar 2008 production forecasts for its royalty portfolio. Updated reserves, additional mineralization and production estimates, as of December 31, 2007, are provided to the Company by the operators of its royalty properties or have been obtained by Royal Gold through publicly available information. Tables displaying this information are attached hereto.
     At the end of calendar 2007, total precious metals reserves subject to the Company’s royalty interests include 49.5 million ounces of gold and 1.0 billion ounces of silver. This reflects a net gain of 7.3 million ounces of gold and 420 million ounces of silver, representing a 17 % increase in gold reserves and a 71% increase in silver reserves over the prior calendar year-end estimates.
     Tony Jensen, President and Chief Executive Officer, commented, “We are pleased to report a significant increase in the total reserve base for our royalty portfolio. This growth incorporates the addition of eight new royalties and the on-going successes of our royalty operators in converting additional mineralized material into reserves. It also reflects the continued execution of our strategy to identify and acquire royalty properties with significant upside potential that are managed by top-quality operators. Our portfolio now includes 13 producing royalties and six development stage royalties all of which are contributing to our substantial precious metal reserve base.”

Royalty Profiles
PRODUCING PROPERTIES
Goldstrike Mine (Nevada, U.S.)
     Royal Gold holds a 0.9% net smelter return (“NSR”) royalty covering a portion of the Betze-Post mine, known as the SJ Claims. The Betze-Post mine, which is part of the larger open pit Goldstrike operation, is operated by Barrick Gold Corporation. (“Barrick”).
     Barrick has advised the Company that it anticipates production of approximately 792,000 ounces of gold in calendar 2008 from the SJ Claims that are subject to the Company’s royalty interest. The operator also reported that it has updated its ore reserve estimate for the SJ Claims, as of December 31, 2007, based on a gold price of $575 per ounce.
Leeville Mining Complex (Nevada, U.S.)
     Royal Gold holds a 1.8% NSR royalty covering a majority of the underground Leeville Mining Complex. Leeville is operated by Newmont Mining Corporation (“Newmont”).
     Newmont has advised the Company that it anticipates production of approximately 415,000 ounces of gold in calendar 2008 subject to the Company’s royalty interest. The operator also reported that it has updated its ore reserve estimates for the Leeville Mining Complex, as of December 31, 2007, based on a gold price of $575 per ounce.
Pipeline Mining Complex (Nevada, U.S.)
     At the Pipeline Mining Complex, Royal Gold holds two sliding-scale gross smelter return royalties (“GSR1” and “GSR2”), a fixed-rate gross smelter return royalty (“GSR3”), and a net value royalty (“NVR1”). The GSR1 royalty rate is currently 5.0% and covers a majority of the Pipeline and South Pipeline deposits. The GSR2 royalty rate is currently 9.0% and covers the Crossroads area and a portion of the Gap deposit. The GSR3 royalty rate is fixed at 0.71% for the life of the mine and covers the same area as GSR1 and GSR2 combined. The 0.39% NVR1 royalty, net of minority interest, covers production from the GAS Claims, an area of interest of approximately 4,000 acres that includes the South Pipeline deposit and Crossroads area, but excludes the Pipeline deposit. The Company is currently receiving royalty revenue from all four royalties.
     The Pipeline Mining Complex is a large open pit gold mining operation which is operated by Barrick.
     Barrick has advised the Company that it anticipates production of approximately 367,000 ounces of gold in calendar 2008 subject to the Company’s royalty interests. The operator has reported that it has updated its ore reserve estimates for the Pipeline Mining Complex, as of December 31, 2007, based on a gold price of $575 per ounce.
Mulatos Mine (Sonora, Mexico)
     Royal Gold holds a sliding-scale NSR royalty at Mulatos, an open pit gold mine operated by Alamos Gold Inc. (“Alamos”). The sliding-scale ranges from 0.30%, at an average quarterly gold price of $299.99 per ounce or less, up to a maximum of 1.5% when the price of gold averages $400 per ounce or higher. The royalty is capped at two million ounces of gold production. As of March 31, 2008, the Company has received payment for approximately 180,000 cumulative ounces of gold since the royalty commenced in April 2006.
     Alamos has advised the Company that it anticipates production of approximately 120,000 ounces of gold for calendar 2008 subject to the Company’s royalty interest. The operator has reported that is has updated its reserve estimates for Mulatos, as of December 31, 2007, based on a gold price of $500 per ounce.
Bald Mountain Mine (Nevada, U.S.)
     Royal Gold holds a sliding-scale NSR royalty that covers a portion of the Bald Mountain mine, an open pit gold mine operated by Barrick. Currently, the Company’s royalty rate is 1.75%.
     Barrick has advised the Company that it anticipates production of approximately 28,000 ounces of gold in calendar 2008 subject to the Company’s royalty interest. The operator also reported that it has updated its ore reserve estimates for Bald Mountain, as of December 31, 2007, based on a gold price of $575 per ounce.

Williams Mine (Ontario, Canada)
     Royal Gold holds a 0.72% NSR royalty on the Williams mine, an open pit and underground gold mining operation operated by the Williams Operating Corporation (“Williams”), a joint venture of Teck Cominco LTD (50%) and Barrick Gold Corporation (50%). Williams has advised the Company that it anticipates production of approximately 126,000 ounces of gold in calendar 2008 subject to the Company’s royalty interest. The operator also reported that it has updated its ore reserve estimates, as of December 31, 2007, at a gold price of $575 per ounce.
El Chanate Mine (Sonora, Mexico)
     Royal Gold holds a 2.0% — 4.0% sliding-scale NSR royalty and a 10.0% net profits interest (“NPI”) royalty on the El Chanate mine, an open pit gold operation operated by Capital Gold Corporation (“Capital Gold”). The sliding-scale NSR royalty is currently at 4.0% and is capped at $17 million. The NPI royalty is capped at $1.0 million. As of March 31, 2008, approximately $700,000 has been applied to the $17.0 million cap on the NSR royalty. No payments have yet been made on the NPI royalty.
     Capital Gold has advised the Company that it anticipates production of approximately 50,000 ounces of gold in calendar 2008 subject to the Company’s royalty interest. The operator has reported that it has updated its ore reserve estimates, as of October 2007, at a gold price of $550 per ounce.
Taparko Mine (Burkina Faso, West Africa)
     Royal Gold holds two initial concurrent production payments, both equivalent to GSR royalties, and two subsequent GSR royalties at the Taparko-Bouroum project, an open pit gold operation. The project is operated by High River Gold Mines Ltd. (“High River”).
     The first GSR-equivalent royalty (“TB-GSR1”) is fixed at a rate of 15.0%. The second GSR-equivalent royalty (“TB-GSR2”) is a sliding-scale royalty ranging from 0.0% to 10.0%, depending upon the price of gold. The TB-GSR2 royalty pays out at a rate of 4.3% when the average monthly gold price ranges between $385 and $430 per ounce. Outside of this range, the royalty rate is calculated by dividing the average monthly gold price by 100 for gold prices above $430 per ounce, or by dividing the average monthly gold price by 90 for gold prices below $385 per ounce (e.g., a $900 per ounce gold price results in a rate of 900/100 = 9.0%). Both TB-GSR1 and TB-GSR2 continue until either total production reaches 804,420 ounces of gold, or Royal Gold receives payments totaling $35 million under TB-GSR1, whichever occurs first. As of March 31, 2008, the Company has received payments totaling $2.9 million on production of 23,000 ounces of gold.
     The two subsequent royalties consist of a 2.0% GSR perpetual royalty (“TB-GSR3”), applicable to gold production from defined portions of the Taparko-Bouroum project area, and a 0.75% GSR milling royalty (“TB-MR1”). The TB-MR1 applies to ore that is mined outside of the defined area of the Taparko-Bouroum project that is processed through the Taparko facilities, up to a maximum of 1.1 million tons per year. Both the TB-GSR3 and TB-MR1 royalties commence once TB-GSR1 and TB-GSR2, described earlier, have ceased.
     High River informed the Company that it anticipates production of approximately 91,000 ounces of gold for calendar 2008 subject to the Company’s royalty interests. The operator also reported that it has updated its ore reserve estimates for Taparko, as of December 31, 2007, based on a gold price of $800 per ounce.
Robinson Mine (Nevada, U.S.)
     Royal Gold holds a 3.0% NSR royalty on the Robinson mine, an open pit copper mine with significant gold credits. The mine is operated by Quadra Mining Ltd. (“Quadra”).
     Quadra has advised the Company that it anticipates production of approximately 100,000 ounces of gold and 130 million pounds of copper in calendar year 2008 subject to the Company’s royalty interest. The operator also reported that it has updated its ore reserve estimates for the Robinson mine, as of December 31, 2007, at a copper price of $2.50 per pound for calendar 2008 through 2012 and $1.75 per pound for the remainder of the mine life. Quadra does not use a gold price figure to define reserves because gold is produced as a by-product of copper.
Don Mario Mine (Chiquitos Province, Bolivia)
     Royal Gold holds a 3.0% NSR royalty on the Don Mario mine, an open pit and underground mine operated by Orvana Minerals Corp. (“Orvana”).
     The operator at Don Mario has not provided the Company with a production estimate for calendar 2008. However, on February 11, 2008, the operator reported production of approximately 21,000 ounces of gold for their first fiscal quarter ended December 31, 2007. The operator previously reported ore reserve estimates for the Lower Mineralized Zone (“LMZ”) of the Don Mario mine, as of November 1, 2005, based on a gold price of $400 per ounce. Royal Gold netted 2006 and 2007 annual production from the November 1, 2005 figures, to determine the remaining LMZ ore as of the operator’s fiscal year-end, September 30, 2007, based upon reserve and production information from the operator’s press releases dated December 5, 2005 and November 29, 2007. The operator previously reported ore reserve estimates for the Upper Mineralized Zone (“UMZ”) as of October 2006, using a $400 per ounce gold price and a $6.00 per ounce silver price. Amounts shown in the tables for the UMZ reflect the operator’s reserve estimates from October 2006.
El Limon Mine (Border of Chinandega and Leon Departments, Nicaragua)
     Royal Gold holds a 3.0% NSR royalty on the El Limon mine, an open pit and underground gold mine operated by Central Sun Mining Inc. (“Central Sun”).
     Central Sun has advised the Company that it anticipates production of approximately 43,000 ounces of gold in calendar 2008 subject to the Company’s royalty interest. The operator also reported that it has updated its ore reserve estimates, as of December 31, 2007, at a gold price of $550 per ounce.
Martha Mine (Santa Cruz Province, Argentina)
     The Company holds a 2.0% NSR royalty on the Martha underground silver mine operated by Coeur d’Alene Mines Corporation (“Coeur”).
     Coeur has advised the Company that it anticipates production of approximately 5 million ounces of silver in calendar 2008 subject to the Company’s royalty interest. The operator also reported that it has updated its ore reserve estimates for the Martha mine, as of December 31, 2007, based on a silver price of $11.00 per ounce.
Troy Mine (Montana, U.S.)
     Royal Gold holds a 7.0% GSR royalty that covers the Troy underground copper and silver mine operated by Revett Minerals Inc. (“Revett”). This 7.0% GSR royalty extends until either cumulative production reaches approximately 9.9 million ounces of silver and 84.7 million pounds of copper, or Royal Gold receives $10.5 million in cumulative payments, whichever occurs first. The Company expects the cumulative payment threshold to be met first and, as of March 31, 2008, the Company has received approximately $7.1 million in cumulative payments and accruals from the Troy mine attributable to cumulative production of approximately 3.0 million ounces of silver and 26.0 million pounds of copper.
     Royal Gold also holds a perpetual GSR royalty that begins at 6.1% on any production in excess of 11.0 million ounces of silver and 94.1 million pounds of copper. This 6.1% GSR royalty steps down to a perpetual 2.0% GSR royalty after cumulative production exceeds 12.7 million ounces of silver and 108.2 million pounds of copper.
     Revett has advised the Company that it anticipates production of approximately 1.4 million ounces of silver and 12.5 million pounds of copper in calendar 2008 that are subject to the Company’s royalties. Revett has also informed the Company that its updated ore reserve estimates, as of December 31, 2007, are based on a $10.00 per ounce silver price and a $2.25 per pound copper price.
DEVELOPMENT STAGE PROPERTIES
Peñasquito Project (State of Zacatecas, Mexico)
     Royal Gold holds a 2.0% NSR royalty on all metals on the Peñasquito project under development by Goldcorp Inc. (“Goldcorp”). The Peñasquito project, composed of two main deposits called Peñasco and Chile Colorado, hosts one of the world’s largest silver, gold and zinc reserves, while also containing large lead reserves. According to the operator, production from the oxide portion of the deposit is expected to commence in the second half of calendar 2008.
     Goldcorp has informed the Company that it anticipates production of approximately 67,000 ounces of gold and 2.3 million ounces of silver in calendar year 2008 subject to the Company’s royalty interest. The operator also reported that it has updated its ore reserve estimates, as of June 2007, at a gold price of $525 per ounce, a silver price of $10.00 per ounce, a lead price of $0.40 per pound, and a zinc price of $0.80 per pound.

Dolores (State of Chihuahua, Mexico)
     Royal Gold holds a 1.25% NSR on gold in addition to a 2.0% NSR on both gold and silver production from the Dolores project which is under development by Minefinders Corporation Ltd. (“Minefinders”). The operator estimates that production will begin in the second quarter of calendar 2008. Once initial production commences, the 1.25% NSR will provide immediate revenue to Royal Gold. Revenue from the 2.0% NSR will begin after production reaches 75% of design capacity for a continuous three-month period.
     Minefinders has advised the Company that it anticipates production of approximately 40,000 ounces of gold and 1.0 million ounces of silver in calendar year 2008 subject to the Company’s royalty interests. A 43-101 technical report dated March 25, 2008, was filed on SEDAR updating the ore reserves for the project, at a gold price of $600 per ounce and a silver price of $10.00 per ounce.
Benso (Western Region, Ghana)
     Royal Gold holds a 1.50% NSR royalty on the Benso project. The Benso gold deposit is currently being developed as a source of high grade ore for the Wassa processing plant. The operator of the property is Golden Star Resources (“Golden Star”).
     Golden Star has informed the Company that it anticipates production of approximately 25,000 ounces of gold in calendar year 2008 subject to the Company’s royalty interest. The operator also reported that it has updated its ore reserve estimates, as of April 27, 2007, at a gold price of $480 per ounce.
Gold Hill (Nevada, U.S.)
     Royal Gold holds a 1.0% — 2.0% sliding-scale NSR royalty on the Gold Hill deposit. The Gold Hill deposit, located just north of the Round Mountain gold mine, is controlled by Round Mountain Gold Corporation (“RMGC”), a joint venture between Kinross Gold Corporation, the operator, and Barrick. The sliding-scale ranges from 2.0% when the gold price is above $350 per ounce and slides to 1.0% when the price of gold falls to $350 per ounce or below. The royalty is effectively capped at $10 million as RMGC has the right, at any time, to purchase the royalty interest for $10 million less any royalty payments paid prior to the purchase option being exercised. The royalty is also subject to a minimum royalty payment of $100,000 per year.

     Although RMGC’s Gold Hill reserves are not separately detailed in their publicly available financial reports, Barrick Gold Corporation stated in its September 2006 Nevada Mine Tour presentation titled “Barrick in Nevada,” posted on their web site, that as of December 31, 2005, there were 375,000 contained ounces in reserves that represent their 50% share of the project. According to public information, production is expected to commence in calendar 2011.
Marigold Mine (Nevada, U.S.)
     Royal Gold holds a 2.0% NSR royalty on the Marigold mine, a large scale, multiple open pit operation, operated by Goldcorp. The 2.0% NSR royalty interest burdens the majority of six sections of the mine, containing a number of open pits, but does not cover the current mining in the Basalt/Antler area.
     Based upon information from the operator, Royal Gold expects to begin receiving royalty revenue in calendar 2011. The operator reported that it has updated its ore reserve estimates, as of December 31, 2007, at a gold price of $550 per ounce.
Pascua-Lama (Huasco Province, Argentina/San Juan Province, Chile)
     Royal Gold holds a 0.16% to 1.08% sliding-scale NSR royalty on the Pascua-Lama project. Pascua-Lama is owned by Barrick. The NSR royalty is applicable to all gold production from an area of interest in Chile. Royal Gold also holds a 0.216% fixed-rate copper royalty which applies to all of the copper reserves in Chile within the area of interest, but does not take effect until after January 1, 2017.
     Barrick has advised the Company that it updated its ore reserve estimates, as of December 31, 2007, at a gold price of $575 per ounce. According to the operator, the project is ready for construction, pending resolution of tax and permitting issues.
Corporate Profile
     Royal Gold, Inc. is a precious metals royalty Company engaged in the acquisition and management of precious metals royalty interests. Royal Gold is publicly traded on the NASDAQ Global Select Market under the symbol “RGLD,” and on the Toronto Stock Exchange under the symbol “RGL.” The Company’s web page is located at www.royalgold.com.

Cautionary “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: With the exception of historical matters, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained herein. Such forward-looking statements include statements regarding the on-going success of Royal Gold’s royalty operators in converting additional mineralized material into reserves, and the producing and development stage royalties in contributing to Royal Gold’s precious metal reserve base; the continued strategy to identify and acquire royalty properties with significant upside potential that are managed by top-quality operators; production estimates for calendar 2008 provided by third-party operators; reserves and mineralization estimates provided by third party operators, except in the case of the Don Mario mine where production was deducted from the operator’s earlier reserve statement, or obtained from publicly available information; the sliding-scale features of our royalty structure at certain of our properties; changes in production estimates or commencement of production or construction from the operators of certain properties; and the expectation of the royalty payment caps at the Troy and Taparko mines to be met. Like any royalty on a non-producing or not yet in development project, our royalties on development projects are subject to certain risks, such as the ability of the operators to bring the projects into production and operate in accordance with their feasibility studies and the ability of Royal Gold to make accurate assumptions regarding valuation and timing and amount of royalty payments. In addition, many of our royalty interests are subject to risks associated with conducting business in a foreign country, including application of foreign laws to contract and other disputes, foreign environmental laws and enforcement and uncertain political and economic environments. Factors that could cause actual results to differ materially include, among others, changes in precious metals prices, performance of and production at our royalty properties, decisions and activities of the operators of our royalty properties, mine completion, unanticipated grade, geological, metallurgical, processing or other problems the operators of the mining properties may encounter, changes in project parameters as plans continue to be refined, results of current or planned exploration activities, continued diversification of our royalty base, economic and market conditions, and future financial needs or opportunities, and the impact of any future acquisitions, as well as other factors described elsewhere in this press release and in our Annual Report on Form 10-K, and other filings with the Securities and Exchange Commission. Most of these factors relate to activities of the mine operators and are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made herein. Readers are cautioned not to put undue reliance on forward-looking statements.

TABLE 1
Royal Gold’s Royalty Portfolio
Proven and Probable Gold Reserves1,2
For Producing Royalties
as of December 31, 20073

									PROVEN + PROBABLE
			PROVEN RESERVES			PROBABLE RESERVES			RESERVES
				Avg.	Gold		Avg.	Gold		Avg.	Gold
			Tons of	Gold	Contained	Tons of	Gold	Contained	Tons of	Gold	Contained
			Ore	Grade	Ozs[5]	Ore	Grade	Ozs[5]	Ore	Grade	Ozs[5]
PROPERTY	ROYALTY[4]	OPERATOR	(millions)	(oz/ton)	(millions)	(millions)	(oz/ton)	(millions)	(millions)	(oz/ton)	(millions)
Goldstrike[6] (SJ Claims)	0.9% NSR	Barrick	—	—	—	—	—	—	52.49	0.133	6.960
Leeville Mining Complex[6]	1.8% NSR	Newmont	—	—	—	—	—	—	5.06	0.427	2.161
Pipeline GSR1	0.40–5.0% GSR (sliding-scale)	Barrick	4.47	0.092	0.410	27.70	0.045	1.239	32.18	0.051	1.649[7]
Pipeline GSR2	0.72–9.0% GSR (sliding-scale)	Barrick	1.30	0.029	0.037	10.62	0.022	0.236	11.92	0.023	0.274[7]
Pipeline GSR3	0.71% GSR	Barrick	5.77	0.078	0.448	38.32	0.038	1.475	44.09	0.044	1.923[7]
Pipeline NVR1	0.39% NVR	Barrick	3.71	0.054	0.201	33.53	0.035	1.186	37.24	0.037	1.387[7]
Mulatos[8]	0.30–1.5% NSR (sliding-scale)	Alamos	6.76	0.061	0.411	28.66	0.045	1.278	35.42	0.048	1.689
Bald Mountain[6]	1.75–3.5% NSR (sliding-scale)	Barrick	—	—	—	—	—	—	31.46	0.028	0.889
See footnotes to Table 1 on page 18.

TABLE 1 (cont.)
Royal Gold’s Royalty Portfolio
Proven and Probable Gold Reserves1,2
for Producing Royalties
as of December 31, 20073

									PROVEN + PROBABLE
			PROVEN RESERVES			PROBABLE RESERVES			RESERVES
				Avg.	Gold		Avg.	Gold		Avg.	Gold
			Tons of	Gold	Contained	Tons of	Gold	Contained	Tons of	Gold	Contained
			Ore	Grade	Ozs[5]	Ore	Grade	Ozs[5]	Ore	Grade	Ozs[5]
PROPERTY	ROYALTY[4]	OPERATOR	(millions)	(oz/ton)	(millions)	(millions)	(oz/ton)	(millions)	(millions)	(oz/ton)	(millions)
Williams	0.72% NSR	Williams Operating Corporation	7.24	0.073	0.528	2.69	0.119	0.319	9.93	0.085	0.846
El Chanate	2.0–4.0% NSR (sliding-scale)	Capital Gold	29.42	0.020	0.581	14.07	0.018	0.251	43.50	0.019	0.832
El Chanate	10.0% NPI	Capital Gold	29.42	0.020	0.581	14.07	0.018	0.251	43.50	0.019	0.832
Taparko[9] TB-GSR1	15.0% GSR	High River	—	—	—	—	—	—	3.70	0.082	0.303[10,11]
Taparko[9] TB-GSR2	0.0–10.0% GSR (sliding-scale)	High River	—	—	—	—	—	—	3.70	0.082	0.303[10,11]
Taparko[9] TB-GSR3	2.0% GSR	High River	—	—	—	—	—	—	6.06	0.082	0.497
Robinson	3.0% NSR	Quadra	96.89	0.007	0.669	17.51	0.006	0.103	114.41	0.007	0.772
Don Mario	3.0% NSR[12]	Orvana
	LMZ		—	—	—	—	—	—	0.56	0.337	0.189[13]
	UMZ		1.18	0.041	0.049	4.82	0.041	0.200	6.01	0.041	0.249
El Limon	3.0% NSR	Central Sun	0.17	0.176	0.030	1.35	0.138	0.187	1.52	0.143	0.217
See footnotes to Table 1 on page 18.

TABLE 1 (cont.)
Royal Gold’s Royalty Portfolio
Proven and Probable Gold Reserves1,2
for Development Properties
as of December 31, 20073

									PROVEN + PROBABLE
			PROVEN RESERVES			PROBABLE RESERVES			RESERVES
				Avg.	Gold		Avg.	Gold		Avg.	Gold
			Tons of	Gold	Contained	Tons of	Gold	Contained	Tons of	Gold	Contained
			Ore	Grade	Ozs[5]	Ore	Grade	Ozs[5]	Ore	Grade	Ozs[5]
PROPERTY	ROYALTY[4]	OPERATOR	(millions)	(oz/ton)	(millions)	(millions)	(oz/ton)	(millions)	(millions)	(oz/ton)	(millions)
Pascua-Lama[14]	0.16–1.08% NSR (sliding-scale)	Barrick	35.71	0.053	1.900	288.80	0.044	12.700	324.52	0.045	14.600
Peñasquito[15]	2.0% NSR	Goldcorp
Sulfide			470.57	0.017	7.855	419.09	0.011	4.546	889.67	0.014	12.401
Oxide			46.41	0.006	0.283	75.29	0.005	0.367	121.69	0.005	0.650
Benso	1.5% NSR	Golden Star	—	—	—	2.54	0.099	0.252	2.54	0.099	0.252
Dolores	3.25% NSR	Minefinders	62.42	0.023	1.454	47.04	0.021	0.990	109.46	0.022	2.444
Gold Hill[6]	1.0–2.0% NSR (sliding-scale)	Kinross	—	—	—	—	—	—	—	—	0.750[16]
Marigold[6,17]	2.0% NSR	Goldcorp/Barrick	—	—	—	—	—	—	44.59	0.019	0.867
See footnotes to Table 1 on page 18.

TABLE 1 (cont.)
Royal Gold’s Royalty Portfolio
Proven and Probable Silver Reserves1,18
for Producing Royalties
as of December 31, 20073

									PROVEN + PROBABLE
			PROVEN RESERVES			PROBABLE RESERVES			RESERVES
				Avg.	Silver		Avg.	Silver		Avg.	Silver
			Tons of	Silver	Contained	Tons of	Silver	Contained	Tons of	Silver	Contained
			Ore	Grade	Ozs[5]	Ore	Grade	Ozs[5]	Ore	Grade	Ozs[5]
PROPERTY	ROYALTY[4]	OPERATOR	(millions)	(oz/ton)	(millions)	(millions)	(oz/ton)	(millions)	(millions)	(oz/ton)	(millions)
Martha	2.0% NSR	Coeur d’Alene	0.06	52.95	2.924	0.10	54.55	5.369	0.15	53.97	8.293
Don Mario	3.0% NSR[12]	Orvana
	UMZ		1.18	1.59	1.877	4.82	1.30	6.276	6.01	1.36	8.153
Troy[9]	7.0% GSR	Revett	—	—	—	—	—	—	2.01	1.18	2.379[19]
	6.1% GSR		—	—	—	—	—	—	1.73	1.18	2.046
	2.0% GSR		—	—	—	—	—	—	2.61	1.18	3.085
See footnotes to Table 1 on page 18.

TABLE 1 (cont.)
Royal Gold’s Royalty Portfolio
Proven and Probable Silver Reserves1,18
for Development Properties
as of December 31, 20073

									PROVEN + PROBABLE
			PROVEN RESERVES			PROBABLE RESERVES			RESERVES
				Avg.	Silver		Avg.	Silver		Avg.	Silver
			Tons of	Silver	Contained	Tons of	Silver	Contained	Tons of	Silver	Contained
			Ore	Grade	Ozs[5]	Ore	Grade	Ozs[5]	Ore	Grade	Ozs[5]
PROPERTY	ROYALTY[4]	OPERATOR	(millions)	(oz/ton)	(millions)	(millions)	(oz/ton)	(millions)	(millions)	(oz/ton)	(millions)
Peñasquito[15]	2.0% NSR	Goldcorp
Sulfide			470.57	0.99	466.993	419.09	0.79	332.561	889.67	0.90	799.554
Oxide			46.41	0.61	28.244	75.29	0.48	36.061	121.69	0.53	64.305
Dolores	2.0% NSR	Minefinders	62.42	1.18	73.415	47.041	1.13	53.230	109.46	1.16	126.645
See footnotes to Table 1 on page 18.

TABLE 1 (cont.)
Royal Gold’s Royalty Portfolio
Proven and Probable Base Metal Reserves1
for Producing Royalties
as of December 31, 20073
COPPER20

									PROVEN + PROBABLE
			PROVEN RESERVES			PROBABLE RESERVES			RESERVES
				Avg.	Copper		Avg.	Copper		Avg.	Copper
			Tons of	Copper	Contained	Tons of	Copper	Contained	Tons of	Copper	Contained
			Ore	Grade	lbs[5]	Ore	Grade	lbs[5]	Ore	Grade	lbs[5]
PROPERTY	ROYALTY[4]	OPERATOR	(millions)	(% Cu)	(millions)	(millions)	(% Cu)	(millions)	(millions)	(% Cu)	(millions)
Robinson	3.0% NSR	Quadra	96.89	0.61	1,188	17.51	1.07	375	114.41	0.68	1,563
Don Mario	3.0% NSR[12]	Orvana
	UMZ		1.18	1.62	38	4.82	1.47	142	6.01	1.50	180
Troy[9]	7.0%	Revett	—	—	—	—	—	—	1.94	0.54	21 [19]
	6.1%		—	—	—	—	—	—	1.58	0.54	17
	2.0%		—	—	—	—	—	—	3.70	0.54	40
See footnotes to Table 1 on page 18.

TABLE 1 (cont.)
Royal Gold’s Royalty Portfolio
Proven and Probable Base Metal Reserves1
for Development Properties
as of December 31, 20073
ZINC21

PROVEN + PROBABLE
			PROVEN RESERVES			PROBABLE RESERVES			RESERVES
					Zinc			Zinc			Zinc
			Tons of	Avg. Zinc	Contained	Tons of	Avg. Zinc	Contained	Tons of	Avg. Zinc	Contained
			Ore	Grade	lbs[5]	Ore	Grade	lbs[5]	Ore	Grade	lbs[5]
PROPERTY	ROYALTY[4]	OPERATOR	(millions)	(% Zn)	(millions)	(millions)	(% Zn)	(millions)	(millions)	(% Zn)	(millions)
Peñasquito[15] (sulfide)	2.0% NSR	Goldcorp	470.57	0.78	7,363	419.09	0.65	5,445	889.67	0.72	12,809
LEAD22

PROVEN + PROBABLE
			PROVEN RESERVES			PROBABLE RESERVES			RESERVES
					Lead			Lead			Lead
			Tons of	Avg. Lead	Contained	Tons of	Avg. Lead	Contained	Tons of	Avg. Lead	Contained
			Ore	Grade	lbs[5]	Ore	Grade	lbs[5]	Ore	Grade	lbs[5]
PROPERTY	ROYALTY[4]	OPERATOR	(millions)	(% Pb)	(millions)	(millions)	(% Pb)	(millions)	(millions)	(% Pb)	(millions)
Peñasquito[15] (sulfide)	2.0% NSR	Goldcorp	470.57	0.36	3,439	419.09	0.29	2,447	889.67	0.33	5,886
See footnotes to Table 1 on page 18.

FOOTNOTES TO TABLE 1

[1]	Set forth below are the definitions of proven and probable reserves used by the U.S. Securities and Exchange Commission. Some of our royalty operators are Canadian issuers. Their definitions of “mineral reserve,” “proven mineral reserve” and “probable mineral reserve” conform to the Canadian Institute of Mining, Metallurgy and Petroleum definitions of these terms as of the effective date of estimation as required by National Instrument 43-101 of the Canadian Securities Administrators. The Canadian definitions of “reserve,” ‘proven (measured) reserves,” and “probable (indicated) reserves” are different than those used by the SEC as defined below.

“Reserve” is that part of a mineral deposit which could be economically and legally extracted or produced at the time of the reserve determination.

“Proven (Measured) Reserves” are reserves for which (a) quantity is computed from dimensions revealed in outcrops, trenches, workings or drill holes, and the grade is computed from the results of detailed sampling, and (b) the sites for inspection, sampling and measurement are spaced so closely and the geologic character is so well defined that the size, shape, depth and mineral content of the reserves are well established.

“Probable (Indicated) Reserves” are reserves for which the quantity and grade are computed from information similar to that used for proven (measured) reserves, but the sites for inspection, sampling and measurement are farther apart or are otherwise less adequately spaced. The degree of assurance of probable (indicated) reserves, although lower than that for proven (measured) reserves, is high enough to assume geological continuity between points of observation.

[2]	Gold reserves were calculated by the operators at the following per ounce prices: $800 — Taparko; $600 — Dolores; $575 — Pipeline Mining Complex, Goldstrike, Bald Mountain, Leeville, Williams and Pascua-Lama; $550 — El Chanate, El Limon and Marigold; $525 — Peñasquito; $500 — Mulatos; $480 — Benso; $400 — Don Mario. Quadra does not use a gold price figure to define reserves as gold is produced as a by-product of copper. No gold price is reported for Gold Hill — see footnote 14.

[3]	Reserves have been calculated by the operators as of December 31, 2007, with the exception of the following properties: Don Mario (UMZ) — October 2006; Benso — April 2007; Peñasquito — June 2007; and El Chanate — October 2007. The reserves at the Don Mario mine for the LMZ as of September 30, 2007, are based on publicly available reserve and production information dated December 5, 2005 and November 29, 2007.

[4]	See royalty definitions on page 26.

[5]	“Contained ounces” or “contained pounds” do not take into account losses in processing the ore. The amounts shown are 100% of the reserves subject to our royalty interests.

[6]	The operators at Goldstrike, Leeville, Bald Mountain, Gold Hill and Marigold did not provide a breakdown of proven and probable reserves.

[7]	GSR1, GSR2 and NVR1 reserves are a subset of the reserves covered by GSR3.

[8]	The Company’s royalty is subject to a 2.0 million ounce cap on gold production.

[9]	Due to the royalty structure at the Taparko and Troy mines, reserves cannot be broken down into proven and probable.

[10]	TB-GSR1 and TB-GSR2 royalties are subject to the same reserve.

[11]	The reserves at High River have been adjusted, based on the operator’s gold price assumption of $800 per ounce, to reflect the $35 million cap on the TB-GSR1 royalty. Upon meeting this cap, both the TB-GSR1 and TB-GSR2 royalties cease and the TB-GSR3 royalty becomes effective. The TB-GSR3 reserves represent the remaining reserves after subtracting the reserves associated with TB-GSR1 and TB-GSR2.

[12]	Don Mario reserves consist of a lower mineralized zone (“LMZ”) and an upper mineralized zone (“UMZ”).

FOOTNOTES TO TABLE 1 (cont.)

[13]	Reserves represent the operator’s reserve estimates as of November 1, 2005, net of 2006 and 2007 annual production as reported by the operator.

[14]	Reserves shown represent the area of interest in Chile to which the royalty applies.

[15]	Operator reported reserve estimates by deposit types. A sulfide deposit is one in which the sulfide minerals predominate. An oxide deposit is one in which the oxide minerals predominate.

[16]	RMGC’s Gold Hill reserves are not separately detailed in their publicly available financial reports. However, Barrick Gold Corporation stated in its September 2006 Nevada Mine Tour presentation titled “Barrick in Nevada,” posted on their web site, that as of December 31, 2005, there were 375,000 contained ounces in reserves that represent their 50% share of the project.

[17]	The 2.0% NSR royalty interest burdens the majority of six sections of land, containing a number of open pits, but does not cover the current mining in the Basalt/Antler area.

[18]	Silver reserves were calculated by the operators at $11.00 per ounce for Martha; $10.00 per ounce for Peñasquito; $10.00 per ounce for Troy, Peñasquito, and Dolores; and $6.00 per ounce for Don Mario.

[19]	The reserves subject to the 7.0% GSR royalty have been adjusted downward by Royal Gold due to the expectation of meeting the monetary cap of $10.5 million in cumulative payments. Royal Gold used the operator’s December 31, 2007 silver and copper reserve prices of $10.00 per ounce and $2.25 per pound, respectively, to calculate this adjustment.

[20]	Copper reserves were calculated by the operators at $2.50 per pound for Robinson for calendar years 2008 through 2012 and $1.75 for the remainder of the mine life; $2.25 per pound for Troy; and $1.00 for Don Mario (UMZ).

[21]	Zinc reserves were calculated by the operator at $0.80 per pound.

[22]	Lead reserves were calculated by the operator at $0.40 per pound.

TABLE 2
Royal Gold’s Royalty Portfolio
Gold Additional Mineralized Material1
For Producing Royalties
as of December 31, 2007

			ADDITIONAL		AVERAGE GOLD
			MINERALIZED	TONS	GRADE
PROPERTY	ROYALTY[2]	OPERATOR	MATERIAL	(millions)	(ounces per ton)
Mulatos	0.30 – 1.5% NSR	Alamos	Measured[3]	19.07	0.040
	(sliding-scale)		Indicated[3]	87.13	0.033
			Inferred[3]	—	—
Bald Mountain	1.75 – 3.5% NSR	Barrick	Measured &	70.01	0.026
	(sliding-scale)		Indicated[3]	—	—
			Inferred[3]
Pipeline GSR1	0.40 – 5.0% GSR	Barrick	Measured[3,4]	2.89	0.025
	(sliding-scale)		Indicated[3,4]	29.43	0.020
			Inferred[3,4]	4.33	0.013
Pipeline GSR2	0.72 – 9.0% GSR	Barrick	Measured[3,4]	3.49	0.044
	sliding-scale)		Indicated[3,4]	24.70	0.039
			Inferred[3,4]	0.94	0.019
Pipeline GSR3	0.71% GSR	Barrick	Measured[3,4]	6.38	0.035
			Indicated[3,4]	54.14	0.028
			Inferred[3,4]	5.26	0.014
Pipeline NVR1	0.39% NVR	Barrick	Measured[3,4]	3.84	0.044
			Indicated[3,4]	28.67	0.037
			Inferred[3,4]	3.38	0.012
Williams	0.72% NSR	Williams Operating	Measured[3]	1.71	0.090
		Corporation	Indicated[3]	2.37	0.154
			Inferred[3]	6.21	0.127
El Chanate	2.0 – 4.0% NSR	Capital Gold	Measured[3]	11.31	0.018
	(sliding-scale)		Indicated[3]	32.85	0.020
			Inferred[3]	6.15	0.021
El Chanate	10.0% NPI	Capital Gold	Measured[3]	11.31	0.018
			Indicated[3]	32.85	0.020
			Inferred[3]	6.15	0.021
Robinson	3.0% NSR	Quadra	Measured[3,5]	573.00	0.005
			Indicated[3,5]	147.00	0.003
			Inferred[3,5]	89.00	0.002
Goldstrike (SJ Claims)	0.9% NSR	Barrick	Measured[3]	2.76	0.055
			Indicated[3]	4.06	0.050
			Inferred[3]	—	—
See footnotes to Table 2 on page 24.

TABLE 2
Royal Gold’s Royalty Portfolio (cont.)
Gold Additional Mineralized Material1
For Producing Royalties
as of December 31, 2007

			ADDITIONAL		AVERAGE GOLD
			MINERALIZED	TONS	GRADE
PROPERTY	ROYALTY[2]	OPERATOR	MATERIAL	(millions)	(ounces per ton)
Taparko	2% GSR	High River	Measured[3]	—	—
			Indicated[3]	2.51	0.082
			Inferred[3]	1.22	0.083
Leeville Mining Complex	1.8% NSR	Newmont	—[6]	0.64	0.446
El Limon	3.0% NSR	Central Sun	Measured[3]	0.03	0.136
			Indicated[3]	0.39	0.147
			Inferred[3]	—	—
Gold Additional Mineralized Material 1
for Development Properties
as of December 31, 2007

			ADDITIONAL		AVERAGE GOLD
			MINERALIZED	TONS	GRADE
PROPERTY	ROYALTY[2]	OPERATOR	MATERIAL	(millions)	(ounces per ton)
Peñasquito[7]	2.0% NSR	Goldcorp	Measured[3]	109.24	0.008
(sulfide)			Indicated[3]	591.71	0.006
			Inferred[3]	1 ,299.61	0.007
Peñasquito[7]	2.0% NSR	Goldcorp	Measured[3]	8.71	0.002
(oxide)			Indicated[3]	38.25	0.003
			Inferred[3]	45.19	0.004
Pascua-Lama	0.16-1.08% NSR	Barrick	Measured[3]	8.16	0.037
	(sliding-scale)		Indicated[3]	62.39	0.035
			Inferred[3]	7.28	0.027
Dolores	3.25% NSR	Minefinders	Measured & Indicated[3]	7.70	0.090
			Inferred[3]	33.45	0.020
Benso	1.5% NSR	Golden Star	Measured[3]	—	—
			Indicated[3]	0.45	0.072
			Inferred[3]	0.67	0.099
See footnotes to Table 2 on page 24.

TABLE 2 (cont.)
Royal Gold’s Royalty Portfolio
Gold Additional Mineralized Material1
For Producing Royalties
as of December 31, 2007

			ADDITIONAL		AVERAGE SILVER
			MINERALIZED	TONS	GRADE
PROPERTY	ROYALTY[2]	OPERATOR	MATERIAL	(millions)	(ounces per ton)
Troy	2.0% GSR	Revett	Measured[3]	35.16	1.46
			Indicated[3]	10.93	1.05
			Inferred[3]	—	—
Martha	2.0% NSR	Coeur d’Alene	Measured[3]	0.039	46.33
			Indicated[3]	0.053	29.78
			Inferred[3]	0.072	27.53
Silver Additional Mineralized Material1
for Development Properties
as of December 31, 2007

					AVERAGE SILVER
			ADDITIONAL	TONS	GRADE
PROPERTY	ROYALTY[2]	OPERATOR	MINERALIZED MATERIAL	(millions)	(ounces per ton)
Peñasquito[7]	2.0% NSR	Goldcorp	Measured[3]	109.24	0.65
(sulfide)			Indicated[3]	591.71	0.56
			Inferred[3]	1,299.61	0.38
Peñasquito[7]	2.0% NSR	Goldcorp	Measured[3]	8.71	0.20
(oxide)			Indicated[3]	38.25	0.21
			Inferred[3]	45.19	0.38
Dolores	2.0% NSR	Minefinders	Measured & Indicated[3]	7.70	2.87
			Inferred[3]	33.45	0.82
See footnotes to Table 2 on page 24.

TABLE 2 (cont.)
Royal Gold’s Royalty Portfolio
Gold Additional Mineralized Material1
For Producing Royalties
as of December 31, 2007
COPPER

			ADDITIONAL		AVERAGE COPPER
			MINERALIZED	TONS	GRADE
PROPERTY	ROYALTY[2]	OPERATOR	MATERIAL	(millions)	(% Cu)
Robinson	3.0% NSR	Quadra	Measured[3,5]	573.00	0.43
			Indicated[3,5]	147.00	0.30
			Inferred[3,5]	89.00	0.28
Troy	2.0% GSR	Revett	Measured[3]	35.16	0.72
			Indicated[3]	10.93	0.46
			Inferred[3]	—	—
Base Metals Additional Mineralized Material 1
for Development Properties
as of December 31, 2007
ZINC

			ADDITIONAL		AVERAGE LEAD
			MINERALIZED	TONS	GRADE
PROPERTY	ROYALTY[2]	OPERATOR	MATERIAL	(millions)	(% Zn)
Peñasquito[7]	2.0% NSR	Goldcorp	Measured[3]	109.24	0.67
(sulfide)			Indicated[3]	591.71	0.55
			Inferred[3]	1,299.61	0.50
LEAD

			ADDITIONAL		AVERAGE LEAD
			MINERALIZED	TONS	GRADE
PROPERTY	ROYALTY[2]	OPERATOR	MATERIAL	(millions)	(% Pb)
Peñasquito[7]	2.0% NSR	Goldcorp	Measured[3]	109.24	0.24
(sulfide)			Indicated[3]	591.71	0.20
			Inferred[3]	1,299.61	0.08
See footnotes to Table 2 on page 24.

FOOTNOTES TO TABLE 2

[1]	Mineralized material is that part of a mineral system that has potential economic significance but cannot be included in the proven and probable ore reserve estimates until further drilling and metallurgical work is completed, and until other economic and technical feasibility factors based upon such work have been resolved. The U.S. Securities and Exchange Commission does not recognize this term. Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into reserves.

[2]	See royalty definitions on page 26.

[3]	Some of our royalty operators are Canadian issuers. Their definitions of “mineral resource,” “measured mineral resource,” “indicated mineral resource” and “inferred mineral resource” conforms to the Canadian Institute of Mining, Metallurgy and Petroleum definitions of those terms as of the effective date of estimation, as required by National Instrument 43-101 of the Canadian Securities Administrators. Mineral resources which are not mineral reserves do not have economic viability. Canadian issuers use the terms “mineral resources” and its subcategories “measured,” “indicated” and “inferred” mineral resources. While such terms are recognized and required by Canadian regulations, the U.S. Securities and Exchange Commission does not recognize them. Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into reserves.

[4]	GSR1, GSR2 and NVR1 mineralized material are a subset of the mineralized material covered by GSR3.

[5]	Additional mineralized material does not include reserves, except at Robinson at the request of the operator.

[6]	The operator reported additional mineralization as non-reserve material and did not provide a breakdown.

[7]	Operator has reported estimates by deposit types. A sulfide deposit is one in which the sulfide minerals predominate. An oxide deposit is one in which the oxide minerals predominate.

NOTE: Additional mineralization is not shown for the Don Mario and Marigold mines. At Don Mario, figures for the reported additional mineralization for the LMZ have not been updated since the operator’s 2005 model, detailed in their December 5, 2005 press release. Due to the age of the model, Royal Gold has not listed these figures. For the UMZ at Don Mario, all additional mineralization is covered in the design of the existing pit. Figures for Marigold are not shown because the operator has not reported additional mineralization pertaining to our royalty interest.

TABLE 3
Royal Gold’s Royalty Portfolio
Calendar Year 2008 Production Estimates1

ROYALTY	OPERATOR	METAL	PRODUCTION[2]
Pipeline GSR1	Barrick	Gold	316,000 oz
Pipeline GSR2	Barrick	Gold	51,000 oz
Pipeline GSR3	Barrick	Gold	367,000 oz
Pipeline NVR1	Barrick	Gold	242,000 oz
Goldstrike (SJ Claims)	Barrick	Gold	792,000 oz
Leeville Mining Complex	Newmont	Gold	415,000 oz
Williams	Williams Operating Corporation	Gold	126,000 oz
Robinson[3]	Quadra	Gold	100,000 oz
Robinson[3]	Quadra	Copper	130 million lbs.
Taparko TB-GSR1	High River	Gold	91,000 oz
Taparko TB- GSR2	High River	Gold	91,000 oz
Don Mario	Orvana	Gold	—[4]
Peñasquito	Goldcorp	Gold	67,000 oz
Peñasquito	Goldcorp	Silver	2.3 million oz.
El Chanate	Capital Gold	Gold	50,000 oz
El Limon	Central Sun	Gold	43,000 oz
Dolores	Minefinders	Gold	40,000 oz
Dolores	Minefinders	Silver	1.0 million oz
Mulatos	Alamos	Gold	120,000 oz
Bald Mountain	Barrick	Gold	28,000 oz
Benso	Golden Star	Gold	25,000 oz
Martha[3]	Coeur d’Alene	Silver	5.0 million oz
Troy[5]	Revett	Copper	12.5 million lbs.
Troy[5]	Revett	Silver	1.4 million oz
See footnotes to Table 3 on page 26.

FOOTNOTES TO TABLE 3

[1]	The estimates and production reports are prepared by the operators of the mining properties. Royal Gold does not participate in the preparation or verification of the operator’s estimates or production reports and has not independently assessed or verified the accuracy of such information. Please refer to our cautionary statement regarding forward-looking statements and to the risk factors identified in our Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission for information regarding factors that could affect actual results.

[2]	Production estimates were provided by the various operators and are in ounces for gold and silver, and pounds for copper.

[3]	Recovered metal is contained in concentrate and is subject to third party treatment charges and recovery losses.

[4]	The operator at Don Mario did not provide Royal Gold with a production estimate for calendar 2008. In a press release dated February 11, 2008, the operator reported production of approximately 21,000 ounces of gold for their first fiscal quarter ended December 31, 2007.

[5]	Recovered metal is contained in concentrate and is subject to third party recovery losses.

ROYALTY DEFINITIONS
The Company’s royalty portfolio contains several different types of royalties which are defined as follows:
Royalty — the right to receive a percentage or other denomination of mineral production from a resource extraction operation.
Gross Smelter Return (“GSR”) Royalty — a defined percentage of the gross revenue from a resource extraction operation, less, if applicable, certain contract-defined costs paid by or charged to the operator.
Net Smelter Return (“NSR”) Royalty — a defined percentage of the gross revenue from a resource extraction operation, less a proportionate share of incidental transportation, insurance, refining and smelting costs.
Net Value Royalty (“NVR”) - a defined percentage of the gross revenue from a resource extraction operation, less certain contract-defined transportation costs, milling costs and taxes.
Net Profits Interest Royalty (“NPI”) — a defined percentage of the gross revenue from a resource extraction operation, after recovery of certain contract-defined pre-production costs, and after deduction of certain contract-defined mining, milling, processing, transportation, administrative, marketing and other costs.